Exhibit 99.1

EXECUTION COPY

VOTING AGREEMENT

THIS VOTING AGREEMENT, dated as of December 1, 2015 (this “Agreement”), is entered into by and between Beijing E-town Dragon Semiconductor Industry Investment Center (Limited Partnership), a PRC limited partnership (“Parent”), and each of the individuals listed on the signature pages hereto (each, a “Stockholder” and, together, the “Stockholders”).

RECITALS

A. Concurrently with the execution and delivery of this Agreement, Parent, Dragon Acquisition Sub, Inc., a Delaware corporation (“Acquisition Sub”), and Mattson Technology, Inc., a Delaware corporation (the “Company”), are entering into that certain Agreement and Plan of Merger, dated as of the date hereof (as amended from time to time, the “Merger Agreement”; capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Merger Agreement), pursuant to which Acquisition Sub will merge with and into the Company, with the Company surviving as a wholly owned subsidiary of Parent.

B. As a condition and inducement to the willingness of Parent and Acquisition Sub to enter into the Merger Agreement, each of Parent and Acquisition Sub has required that each Stockholder agree, and each Stockholder has agreed, to enter into this Agreement with respect to all shares of Company Common Stock that such Stockholder beneficially owns (for purposes of this Agreement, as defined in Rule 13d-3 under the Exchange Act) as of the date hereof, as set forth on Schedule I (the “Subject Shares”).

AGREEMENT

The parties to this Agreement, for and in consideration of the premises and the consummation of the transactions referred to above, intending to be legally bound, hereby mutually covenant and agree as follows:

SECTION 1 VOTING AGREEMENT; GRANT OF PROXY

1.1 Voting Agreement.

(a) During the Agreement Period (as defined below), each Stockholder hereby agrees that, at any meeting (whether annual or special and whether or not an adjourned or postponed meeting) of the holders of shares of Company Common Stock, however called (each, a “Company Stockholders Meeting”), and in connection with any written consent of the holders of shares of Company Common Stock, such Stockholder shall, unless Parent votes the Subject Shares pursuant to the proxy granted by Section 1.2, vote (or cause to be voted) or, if applicable, deliver (or caused to be delivered) a written consent with respect to all of such Stockholder’s Subject Shares, in each case, to the fullest extent that such Subject Shares are entitled to be voted at the time of any vote or action by written consent:

(i) in favor of (A) the adoption of the Merger Agreement, the Merger and the approval of all agreements related to the Merger and any actions related thereto; (B) each of the other transactions contemplated by the Merger Agreement; and (C) without limitation of the preceding clauses (A) and (B), the approval of any proposal to adjourn or postpone the Company Stockholders Meeting to a later date if there are not sufficient votes for adoption of the Merger Agreement on the date on which the Company Stockholders Meeting is held; and

(ii) against (A) any Acquisition Proposal or any acquisition agreement related to such Acquisition Proposal; (B) any election of new directors to the Company Board, other than nominees to the Company Board who are serving as directors of the Company on the date hereof or who are nominated for election by a majority of the Company Board, or as otherwise provided in the Merger Agreement; (C) any action, proposal, transaction or agreement that would reasonably be expected to result in a breach of any covenant, representation or warranty or any other obligation or agreement of such Stockholder under this Agreement or of the Company under the Merger Agreement; (D) each of the following actions (other than the transactions contemplated by the Merger Agreement (the “Transactions”)): (I) any extraordinary corporate transaction, such as a merger, consolidation or other business combination involving the Company or any of its Subsidiaries, and (II) any reorganization, recapitalization, dissolution, liquidation or winding up of the Company or any of its Subsidiaries; and (E) any corporate action the consummation of which would reasonably be expected to frustrate the purposes, or prevent or delay consummation of the Transactions in any material respect.

(b) Subject to the proxy granted under Section 1.2, each Stockholder shall retain at all times the right to vote or exercise such Stockholder’s right to consent with respect to such Stockholder’s Subject Shares in such Stockholder’s sole discretion and without any other limitation on those matters other than those set forth in Section 1.1(a) that are at any time or from time to time presented for consideration to the Company’s stockholders generally; provided that such vote or consent would not reasonably be expected to frustrate the purposes, or prevent or delay consummation, of the Transactions in any material respect.

1.2 Irrevocable Proxy.

(a) Each Stockholder hereby revokes (or agrees to cause to be revoked) any and all proxies that it has heretofore granted with respect to the Subject Shares that conflict with this Agreement. Each Stockholder hereby irrevocably appoints Parent as attorney-in-fact and proxy, with full power of substitution, for and on behalf of such Stockholder, for and in the name, place and stead of such Stockholder, to (i) vote, express consent or dissent or issue instructions to the record holder of such Stockholder’s Subject Shares to vote such Subject Shares in accordance with the provisions of Section 1.1 at any Company Stockholders Meeting, and (ii) grant or withhold, or issue instructions to the record holder of such Stockholder’s Subject Shares to grant or withhold, in accordance with the provisions of Section 1.1, all written consents with respect to the Subject Shares.

(b) The foregoing proxy shall be deemed to be a proxy coupled with an interest, is irrevocable (and as such shall survive and not be affected by the death, incapacity, mental illness or insanity of such Stockholder) until the end of the Agreement Period and shall not be terminated by operation of any Law or upon the occurrence of any other event other than the termination of this Agreement pursuant to Section 4.3. Each Stockholder hereby affirms that the irrevocable proxy set forth in this Section 1.2 is given in connection with, and granted in

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consideration of and as an inducement to Parent entering into the Merger Agreement and that such irrevocable proxy is given to secure the obligations of such Stockholder under Section 1.1. Parent covenants and agrees with each Stockholder that Parent will exercise the foregoing proxy solely in accordance with the provisions of Section 1.1.

SECTION 2 REPRESENTATIONS AND WARRANTIES

2.1 Representations and Warranties of Stockholder. Each Stockholder, severally but not jointly as to any other Stockholder, represents and warrants to Parent as follows (it being understood that, except where expressly stated to be given or made as of the date hereof only, the representations and warranties contained in this Section 2.1 shall be made as of the date hereof, as of the Effective Time and as of the date of each Company Stockholders Meeting):

(a) Authorization. Such Stockholder has full legal capacity, right and authority to execute and deliver this Agreement and to perform such Stockholder’s obligations hereunder. This Agreement has been duly executed and delivered by such Stockholder and constitutes a valid and binding obligation of such Stockholder and, assuming the due authorization, execution and delivery hereof by Parent, is enforceable against such Stockholder in accordance with its terms, subject to the Enforceability Limitations. If such Stockholder is married, and any of the Subject Shares of such Stockholder constitute community property or otherwise need spousal or other approval for this Agreement to be legal, valid and binding, this Agreement has been duly executed and delivered by such Stockholder’s spouse solely with respect to such Subject Shares and, assuming the due authorization, execution and delivery hereof by Parent, is enforceable against such Stockholder’s spouse in accordance with its terms, subject to the Enforceability Limitations.

(b) No Conflict.

(i) Neither the execution and delivery of this Agreement by such Stockholder nor the consummation by such Stockholder of the transactions contemplated hereby, nor compliance by such Stockholder with any of the terms or provisions hereof, will (A) assuming that each of the filings referred to in Section 2.1(b)(ii) are made and any applicable waiting periods referred to therein have expired, violate any Law or judgment, decree, injunction, rule or order of any arbitrator or Governmental Authority (a “Judgment”) applicable to such Stockholder, or (B) require any consent or other action by any Person under, result in any violation or breach of, result in the loss of a benefit under, conflict with any provision of, or constitute a default (with or without notice or lapse of time, or both) under, or give rise to any right of termination, amendment, acceleration or cancellation of, any of the terms, conditions or provisions of any Contract to which such Stockholder is a party, or result in the creation of a Lien upon such Stockholder’s Subject Shares, other than in the case of clauses (A) and (B) as has not had, and would not reasonably be expected to have, individually or in the aggregate, a material adverse effect on such Stockholder’s ability to perform its obligations under this Agreement.

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(ii) Except for (A) compliance with any applicable requirements of the Securities Act, the Exchange Act or any other United States state or federal securities Laws, (B) compliance with any Nasdaq rules, and (C) actions or filings the failure of which to be made or obtained has not had, and would not reasonably be expected to have, individually or in the agregate, a material adverse effect on such Stockholder’s ability to perform its obligations under this Agreement, no consents or approvals of, or filings, declarations or registrations with, any Governmental Authority or any other Person are necessary for the execution and delivery of this Agreement by such Stockholder and the consummation by such Stockholder of the transactions contemplated hereby.

(c) Ownership of Subject Shares. As of the date hereof, such Stockholder (together with such Stockholder’s spouse if such Stockholder is married and the Subject Shares constitute community property under applicable Law) is, and at all times during the Agreement Period will be, the beneficial owner of such Stockholder’s Subject Shares free and clear of any Liens and with no restrictions on such Stockholder’s rights of voting or disposition pertaining thereto, except for any applicable restrictions on Transfer under the Securities Act. Except to the extent of any Subject Shares acquired after the date hereof (which shall become Subject Shares upon that acquisition), the Subject Shares set forth on Schedule I opposite the name of such Stockholder are the only shares of Company Common Stock beneficially owned by such Stockholder on the date hereof. Other than as set forth on Schedule I, as of the date hereof, such Stockholder does not beneficially own any (i) shares of capital stock or other voting securities of or ownership interests in the Company, (ii) securities of the Company convertible into or exchangeable for shares of capital stock or other voting securities of or ownership interests in the Company, or (iii) warrants, calls, options or other rights to acquire from the Company any capital stock or other voting securities or ownership interests in or any securities convertible into or exchangeable or exercisable for capital stock or other voting securities or ownership interests in the Company.

(d) Proxy. Except for this Agreement, none of such Stockholder’s Subject Shares are subject to any voting agreement, voting trust or other agreement or arrangement, including any proxy, consent or power of attorney, with respect to the voting of the Subject Shares on the date hereof, except pursuant to this Agreement. Such Stockholder further represents that any proxies heretofore given in respect of the Subject Shares, if any, are revocable.

(e) Absence of Litigation. With respect to such Stockholder, as of the date hereof, there is no Legal Proceeding pending or, to the knowledge of such Stockholder, threatened against or affecting such Stockholder or any of his, her or its properties, assets or Affiliates (including such Stockholder’s Subject Shares) that could reasonably be expected to impair in any material respect the ability of such Stockholder to perform his or her obligations hereunder or to consummate the transactions contemplated hereby on a timely basis.

(f) Reliance. Such Stockholder and his or her representatives have reviewed and understand the terms of this Agreement and the Merger Agreement, and such Stockholder has had the opportunity to consult with such Stockholder’s counsel in connection with this Agreement. Such Stockholder understands and acknowledges that Parent and Acquisition Sub are entering into the Merger Agreement in reliance upon such Stockholder’s execution, delivery and performance of this Agreement.

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(g) Finder’s Fees. No agent, broker, investment banker, finder or other intermediary is or will be entitled to any fee or commission or reimbursement of expenses from Parent, Acquisition Sub or the Company or any of their respective Affiliates in respect of this Agreement based upon any arrangement or agreement made by or on behalf of such Stockholder.

2.2 Representations and Warranties of Parent. Parent hereby represents and warrants, as of the date hereof and as of the Effective Time, to the Stockholders as follows:

(a) Organization; Authorization. Parent (i) is a corporation duly organized, validly existing and in good standing under the Laws of its jurisdiction of organization and (ii) has all requisite corporate power and authority necessary to own or lease and operate all of its properties and assets and to carry on its business as it is now being conducted. This Agreement has been duly executed and delivered by Parent and constitutes a valid and binding obligation of Parent and, assuming the due authorization, execution and delivery hereof by the Stockholders, is enforceable against Parent in accordance with their respective terms, subject in each case to the Enforceability Limitations.

(b) No Conflict.

(i) Neither the execution and delivery of this Agreement by Parent nor the consummation by Parent of the transactions contemplated hereby, nor compliance by Parent with any of the terms or provisions hereof, will (A) conflict with or violate any provision of the certificates of incorporation, bylaws or other organizational documents of Parent or Acquisition Sub, (B) assuming that each of the filings referred to in Section 2.2(b)(ii) are made and any applicable waiting periods referred to therein have expired, violate any Law or Judgment applicable to Parent or any of its Subsidiaries, or (C) require any consent or other action by any Person under, result in any violation or breach of, result in the loss of a benefit under, conflict with any provision of, or constitute a default (with our without notice or lapse of time, or both) under, or give rise to any right of termination, amendment, acceleration or cancellation of, any of the terms, conditions or provisions of any Contract to which Parent or any of its Subsidiaries is a party, other than in the case of clauses (B) and (C) as has not had, and would not reasonably be expected to have, individually or in the aggregate, a material adverse effect on such the ability of Parent to perform its obligations under this Agreement.

(ii) Except for (A) compliance with any applicable requirements of the Securities Act, the Exchange Act or any other United States state or federal securities Laws, (B) compliance with any Nasdaq rules, and (C) actions or filings the failure of which to be made or obtained has not had, and would not reasonably be expected to have, individually or in the agregate, a material adverse effect on the ability of Parent to perform its obligations under this Agreement, no consents or approvals of, or filings, declarations or registrations with, any Governmental Authority or any other Person are necessary for the execution and delivery of this Agreement by Parent and the consummation by Parent of the transactions contemplated hereby.

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SECTION 3 CERTAIN COVENANTS

3.1 No Solicitation. Without limiting and subject to the provisions of Section 4.15, during the Agreement Period, each Stockholder agrees that he or she will not, directly or indirectly, knowingly take any action that the Company is not permitted to take pursuant to Section 5.2 of the Merger Agreement.

3.2 No Proxies for, Transfers of, or Liens on Subject Shares.

(a) Except pursuant to the terms of this Agreement, including Section 3.2(b), during the Agreement Period, no Stockholder shall, without the prior written consent of Parent, directly or indirectly, (i) grant any proxies, consents, powers of attorney, rights of first offer or refusal or enter into any voting trust or voting agreement or arrangement that conflict with the proxy granted pursuant to Section 1.2, (ii) sell (including short sell), assign, transfer, tender, pledge, encumber, grant a participation interest in, hypothecate, place in trust or otherwise dispose of (including by gift), whether voluntarily or by operation of Law, or limit its right, title or interest or right to vote in any manner with respect to (except, in each case, by will or under the laws of intestacy) any Subject Shares (each, a “Transfer”), (iii) enter into any Contract with respect to the direct or indirect Transfer of any Subject Shares, (iv) deposit any of the Subject Shares into a voting trust; or (v) otherwise permit any Liens to be created on any Subject Shares.

(b) Notwithstanding anything in Section 3.2(a) to the contrary, any Stockholder may Transfer Subject Shares (i) to any member of such Stockholder’s immediate family (i.e., spouse, lineal descendant or antecedent, brother or sister, adopted child or grandchild or the spouse of any child, adopted child, grandchild or adopted grandchild), (ii) to a trust for the benefit of such Stockholder or any member of such Stockholder’s immediate family, (iii) upon the death of such Stockholder, (iv) in connection with or for the purpose of personal tax-planning or estate-planning, or (v) pursuant to the terms of a 10b5-1 plan of such Stockholder that is in existence on the date hereof; provided, that a Transfer referred to in clause (i) through (iv) of this Section 3.2(b) shall be permitted only if the transferee agrees in writing to be bound by the terms of this Agreement. In addition, notwithstanding anything in this Agreement to the contrary, each Stockholder may make (A) with respect such Stockholder’s Company Options, Transfers (or cancellations) of the underlying Subject Shares in payment of the exercise price of such Stockholder’s Company Options, (B) with respect to such Stockholder’s Company Options or Company Restricted Stock Units, (x) Transfers (or cancellations) of the underlying Subject Shares in order to satisfy Taxes applicable to the exercise of such Stockholder’s Company Options, or (y) Transfers (or cancellations) of Subject Shares or Company Restricted Stock Units in order to satisfy Taxes applicable to the vesting or settlement of such Stockholder’s Company Restricted Stock Units and (C) Transfers of up to 20% of such Stockholders’ Subject Shares as a bona fide charitable gift or donation to a charitable entity.

3.3 Documentation and Information. Each Stockholder (a) consents to and authorizes the publication and disclosure by Parent of such Stockholder’s identity and holding of Subject Shares, the nature of such Stockholder’s commitments, arrangements and understandings under this Agreement (including, for clarity, the disclosure of this Agreement) and any other information, in each case, that Parent reasonably determines is required to be disclosed by

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applicable Law in any press release, any schedules and documents filed with the SEC or any other disclosure document in connection with the Transactions, and (b) agrees promptly to give to Parent any information related to such Stockholder it may reasonably require for the preparation of any such disclosure documents. Stockholder shall not issue any press release with respect to the transactions contemplated by this Agreement or the Merger Agreement without the approval of Parent (which such approval shall not be unreasonably withheld, conditioned or delayed); provided, however, that Parent hereby consents to and authorizes each Stockholder to make such disclosure or filings to the extent required by the SEC or Nasdaq.

3.4 Additional Subject Shares. In the event that a Stockholder acquires record or beneficial ownership of, or the power to vote or direct the voting of, any additional voting interest with respect to the Company, such voting interests shall, without further action of the parties, be subject to the provisions of this Agreement, and the number of Subject Shares set forth on Schedule I opposite the name of such Stockholder will be deemed amended accordingly.

3.5 Certain Adjustments. In the event of a stock split, stock dividend or distribution, or any change in the shares of Company Common Stock by reason of a stock split, reverse stock split, recapitalization, combination, reclassification, readjustment, exchange of shares or the like, the term “Subject Shares” shall be deemed to refer to and include such shares as well as all such stock dividends and distributions and any securities into which or for which any or all of such shares may be changed or exchanged.

3.6 Waiver of Appraisal Rights and Actions. Each Stockholder hereby (a) irrevocably waives and agrees not to exercise any and all rights such Stockholder may have as to appraisal, dissent or any similar or related matter with respect to any of such Stockholder’s Subject Shares that may arise with respect to the Merger or any of the other Transactions, including under Section 262 of the DGCL, and (b) agrees (i) not to commence or participate in, and (ii) to take all actions necessary to opt out of any class in any class action with respect to, any claim, derivative or otherwise, against Parent, Acquisition Sub, the Company or any of their respective Affiliates relating to the negotiation, execution or delivery of this Agreement or the Merger Agreement or the consummation of the Merger, including any such claim (A) challenging the validity of, or seeking to enjoin the operation of, any provision of this Agreement, or (B) alleging a breach of any fiduciary duty of the Company Board in connection with the Merger Agreement or the Transactions.

3.7 Further Assurances. Parent and each Stockholder will each execute and deliver, or cause to be executed and delivered, all further documents and instruments and use their respective reasonable best efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable under applicable Laws, in order to perform their respective obligations under this Agreement.

3.8 Stop Transfer Order; Legends. Stockholder hereby agrees that it will not request that the Company register the Transfer of any certificate or uncertificated interest representing any of the Subject Shares, unless such Transfer is made in compliance with this Agreement. In furtherance of this Agreement, concurrently herewith, Stockholder shall, and hereby does authorize the Company or its counsel to, notify the Company’s transfer agent that,

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subject to the terms hereof, there is a stop transfer order with respect to all of the Subject Shares (and that this Agreement places limits on the voting and transfer of such shares). The parties hereto agree that such stop transfer order shall be removed and shall be of no further force and effect at the Effective Time or upon the earlier termination of this Agreement as set forth in Section 4.3.

3.9 Conversion or Exercise. Nothing contained in this Agreement shall require any Stockholder (or shall entitle any proxy of such Stockholder) to (a) convert, exercise or exchange any option, warrants or convertible securities in order to obtain any underlying Subject Shares or (b) vote, or execute any consent with respect to, any Subject Shares underlying such options, warrants or convertible securities that have not yet been issued as of the applicable record date for that vote or consent.

SECTION 4 MISCELLANEOUS

4.1 Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly delivered and received hereunder (a) four Business Days after being sent by registered or certified mail, return receipt requested, postage prepaid, (b) one Business Day after being sent for next Business Day delivery, fees prepaid, via a reputable nationwide overnight courier service, or (c) immediately upon delivery by hand, by facsimile (with a written or electronic confirmation of delivery) or by e-mail (so long as a confirmation of receipt with respect to such e-mail is requested and received), in each case to the intended recipient as set forth below:

if to Parent, to: Building 61, No. 2 North Jing Yuan Street,

Beijing Economic Technological Development Area,

Beijing, 100176, China

Attention: YAN MEIZHI (Jenny Yan)

Facsimile No.: 86-10-81057875

E-mail: yanmeizhi@etowncapital.com

with copies (which shall not constitute notice) to:

Pillsbury Winthrop Shaw Pittman LLP 2550 Hanover Street

Palo Alto, CA 94304

Attention: Thomas M. Shoesmith

Facsimile No: 650-233-4545

Email: thomas.shoesmith@pillsburylaw.com

if to a Stockholder, to his or her address set forth on a signature page hereto, with a copy (which shall not constitute notice) to:

Latham & Watkins LLP

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140 Scott Drive

Menlo Park, CA 94025

Attention: Christopher Kaufman; Chad Rolston

Facsimile No: 650-463-2600

Email: christopher.kaufman@lw.com; chad.rolston@lw.com

4.2 Amendment; Waiver. Any provision of this Agreement may be amended or waived during the Agreement Period if, but only if, such amendment or waiver is in writing and is signed, in the case of an amendment, by each party to this Agreement or, in the case of a waiver, by each party against whom the waiver is to be effective. No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any right, power or privilege.

4.3 Termination. This Agreement shall automatically terminate and become void and of no further force or effect on the earlier of (a) the Effective Time, (b) the termination of this Agreement by written notice from Parent to the Stockholders, (c) the termination of the Merger Agreement in accordance with its terms, and (d) with respect to any Stockholder, upon the entry without the prior written consent of such Stockholder into any material modification or amendment to the Merger Agreement, or any waiver of any of the Company’s rights under the Merger Agreement, in each case, that (i) reduces or changes the form of the consideration to be paid to such Stockholder in connection with the Merger (except as expressly contemplated pursuant to the terms of the Merger Agreement) or (ii) creates any additional conditions that are material to the consummation of the Merger (the period from the date hereof through such time being referred to as the “Agreement Period”); provided that (x) Section 4.1, Section 4.2, Section 4.5, Section 4.9, Section 4.10 and Section 4.15 shall survive such termination, and (y) upon termination of this Agreement, all obligations of the parties hereunder will terminate, without any liability or other obligation on the part of any party hereto to any Person in respect hereof or the transactions contemplated hereby, and no party shall have any claim against another (and no Person shall have any rights against such party), whether under contract, tort or otherwise, with respect to the subject matter hereof; provided that the termination of this Agreement shall not relieve any party from liability arising from fraud or any Willful Breach of this Agreement prior to such termination. For clarity, this Agreement shall not terminate upon a Company Board Recommendation Change unless the Merger Agreement is terminated.

4.4 No Ownership Interest. Nothing contained in this Agreement shall be deemed to vest in Parent any direct or indirect ownership or incidence of ownership of or with respect to any Subject Shares. All rights, ownership and economic benefits of and relating to the Subject Shares shall remain vested in and belong to the Stockholders, and Parent shall have no authority to direct any Stockholder in the voting or disposition of any of the Subject Shares, except as otherwise expressly provided herein.

4.5 Expenses. All costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such costs or expenses, whether or not the Transactions are consummated.

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4.6 Representations and Warranties. The representations and warranties contained in this Agreement and in any certificate or other writing delivered pursuant hereto shall not survive the Effective Time or the termination of this Agreement.

4.7 Entire Agreement; Counterparts. This Agreement constitutes the entire agreement, and supersedes all other prior agreements and understandings, both written and oral, among the parties, or any of them, with respect to the subject matter hereof and thereof. This Agreement may be executed in counterparts (each of which shall be deemed to be an original but all of which taken together shall constitute one and the same agreement) and shall become effective when one or more counterparts have been signed by each of the parties and delivered (by electronic communication, facsimile or otherwise) to the other parties. Until and unless each party has received a counterpart hereof signed by the other parties hereto, this Agreement shall have no effect and no party shall have any right or obligation hereunder (whether by virtue of any other oral or written agreement or other communication).

4.8 Assignment; Third Party Beneficiaries. The provisions of this Agreement shall be binding upon and shall inure to the benefit of the parties and their respective successors and assigns. No party may assign, delegate or otherwise transfer any of its rights or obligations under this Agreement without the consent of each other party; provided, however, that Parent may assign any of its rights hereunder to a wholly owned direct or indirect Subsidiary of Parent without the prior written consent of the Stockholders, but no such assignment shall relieve Parent of any of its obligations hereunder. This Agreement is not intended to and shall not confer upon any Person other than the parties hereto (and their respective heirs, successors and permitted assigns) any rights, remedies, benefits, obligations, liabilities or claims hereunder.

4.9 Governing Law; Jurisdiction.

(a) This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware, without giving effect to any choice or conflict of laws provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of the Laws of any jurisdiction other than the State of Delaware.

(b) Each of the parties hereto hereby agrees that (i) all actions and proceedings arising out of or relating to this Agreement shall be heard and determined in the Chancery Court of the State of Delaware and any state appellate court therefrom sitting in New Castle County in the State of Delaware (or, if the Chancery Court of the State of Delaware declines to accept jurisdiction over a particular matter, any state or federal court within the State of Delaware), (ii) agrees that it will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court, and (iii) a final Judgment in any action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the Judgment or in any other manner provided by Law.

(c) Each party irrevocably consents to the service of process outside the territorial jurisdiction of the courts referred to in this Section 4.9 in any such action or proceeding by mailing copies thereof by registered or certified United States mail, postage prepaid, return receipt requested, to its address as specified in or pursuant to this Agreement. However, the foregoing shall not limit the right of a party to effect service of process on the other party by any other legally available method.

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4.10 WAIVER OF JURY TRIAL. EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING BETWEEN THE PARTIES HERETO ARISING OUT OF OR RELATING TO THIS AGREEMENT.

4.11 Severability. If any term or other provision of this Agreement is determined by a court of competent jurisdiction or other Governmental Authority to be invalid, illegal or incapable of being enforced by any rule of law or public policy, all other terms, provisions and conditions of this Agreement shall nevertheless remain in full force and effect. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible to the fullest extent permitted by applicable law in a mutually acceptable manner to the end that the transactions contemplated by this Agreement are fulfilled to the extent possible.

4.12 Enforcement. The parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in any federal court located in the State of Delaware or any Delaware state court, this being in addition to any other remedy to which they are entitled at law or in equity.

4.13 Construction. When a reference is made in this Agreement to a Section, such reference shall be to a Section of this Agreement unless otherwise indicated. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Whenever the words “include,” “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation.” The words “hereof,” “herein” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. The definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such term. Any agreement, instrument or statute defined or referred to herein or in any agreement or instrument that is referred to herein means such agreement, instrument or statute as from time to time amended, modified or supplemented, including (in the case of agreements or instruments) by waiver or consent and (in the case of statutes) by succession of comparable successor statutes and references to all attachments thereto and instruments incorporated therein and the rules and regulations promulgated thereunder. References to a Person are also to its permitted assigns and successors.

4.14 No Presumption. Each of the parties agrees that he, she or it has had the opportunity to review this Agreement with counsel of his, her or its own choosing and, therefore, waives the application of any law, regulation, holding or rule of construction providing that ambiguities in an agreement or other document will be construed against the party drafting such agreement or document.

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4.15 Obligations; Stockholder Capacity. The obligations of each Stockholder under this Agreement are several and not joint, and no Stockholder shall have any liability or obligation under this Agreement for any breach hereunder by any other Stockholder. Each Stockholder is signing and entering this Agreement solely in his or her capacity as the beneficial owner of such Stockholder’s Subject Shares. Notwithstanding anything to the contrary in this Agreement, no Stockholder makes any agreement or understanding in this Agreement in such Stockholder’s capacity as an employee, officer or director of the Company, and nothing herein (i) shall limit or affect in any way any actions that may hereafter be taken or omitted to be taken by him or her in his or her capacity as an employee, officer or director of the Company, including in exercising rights under the Merger Agreement, and no such actions or omissions shall be deemed a breach of this Agreement or (ii) shall be construed to prohibit, limit or restrict him or her from exercising his or her fiduciary duties as an employee, officer or director to the Company or its stockholders.

(Signature Page Follows)

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IN WITNESS WHEREOF, each of the parties has caused this Agreement to be duly executed as of the day and year first above written.

BEIJING E-TOWN DRAGON SEMICONDUCTOR INDUSTRY INVESTMENT CENTER (LIMITED PARTNERSHIP)

By:	/s/ Yongzhong Lu
Name: Yongzhong Lu
Title: Chairman

SIGNATURE PAGE

STOCKHOLDER VOTING AGREEMENT

By:	/s/ Kenneth Kannappan
Kenneth Kannappan
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STOCKHOLDER VOTING AGREEMENT

By:	/s/ Kenneth Smith
Kenneth Smith
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STOCKHOLDER VOTING AGREEMENT

By:	/s/ Fusen Chen
Fusen Chen
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STOCKHOLDER VOTING AGREEMENT

By:	/s/ Scott Peterson
Scott Peterson
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STOCKHOLDER VOTING AGREEMENT

By:	/s/ Richard Dyck Richard Dyck
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STOCKHOLDER VOTING AGREEMENT

By:	/s/ Scott Kramer Scott Kramer
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STOCKHOLDER VOTING AGREEMENT

By:	/s/ Tom St. Dennis
Tom St. Dennis

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STOCKHOLDER VOTING AGREEMENT

By:	/s/ J. Michael Dodson
J. Michael Dodson

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STOCKHOLDER VOTING AGREEMENT

By:	/s/ Tyler Purvis Tyler Purvis

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STOCKHOLDER VOTING AGREEMENT

By:	/s/ Hoang Hoang
Hoang Hoang
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STOCKHOLDER VOTING AGREEMENT

SCHEDULE I

SUBJECT SHARES

Stockholder	Total Number of Subject Shares
Kenneth Kannappan	201,750

Kenneth Smith	112,750

Fusen Chen	575,605

Scott Peterson	82,250

Richard Dyck	185,150

Scott Kramer	63,750

Thomas St. Dennis	23,000

J. Michael Dodson	609,539

Tyler Purvis	227,283

Hoang Hoang	219,728